SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 27, 2000



                                IVAX CORPORATION


                    4400 BISCAYNE BLVD, MIAMI, FLORIDA 33137

                                  305-575-6037

     Incorporated under the laws of the            Commission File Number        I.R.S. Employer Identification Number

              STATE OF FLORIDA                             1-09623                            16-1003559

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ITEM 5.           OTHER EVENTS.

PRIVATE OFFERING OF CONVERTIBLE SENIOR SUBORDINATED NOTES

         On April 27, 2000, IVAX Corporation ("IVAX") announced its intention to make a private offering of up to $200 million, plus possible over-allotments, of convertible senior subordinated notes. The notes will mature in 2007 and will be redeemable at the option of the company at any time after three years from issuance. Further information concerning the proposed offering is contained in the press release attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


                  99.1 Press Release of IVAX Corporation relating to the private offering of convertible senior subordinated notes issued on April 27, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IVAX CORPORATION


                                        /s/ Carol J. Gillespie
                                        --------------------------------------
                                        Carol J. Gillespie
                                        Senior Vice President, General Counsel
                                        and Secretary

Date:  May 8, 2000

                                       2

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                                 EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------

  99.1 Press Release of IVAX Corporation relating to the private offering of convertible senior subordinated notes issued on April 27, 2000.